Schedules to Exhibit 10.1

SCHEDULE A

MANAGERS

Sonesta Gatehall Drive LLC, a Maryland limited liability company
Sonesta International Hotels Corporation, a Maryland corporation
Sonesta Mannheim Road LLC, a Maryland limited liability company
Sonesta Morris Plains LLC, a Maryland limited liability company

SCHEDULE B

OWNERS

Cambridge TRS, Inc., a Maryland corporation
HPT CY TRS, Inc., a Maryland corporation
HPT TRS IHG-2, Inc., a Maryland corporation
HPT TRS MRP, Inc., a Maryland corporation
SVC Gatehall Drive TRS LLC, a Maryland limited liability company
SVC Mannheim Road TRS LLC, a Maryland limited liability company
SVC Morris Plains TRS LLC, a Maryland limited liability company

SCHEDULE C
HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager
1.	Sonesta Simply Suites Huntsville 201 Exchange Place Huntsville, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
2.	Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
3.	Sonesta ES Suites Flagstaff 1400 N. Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation
4.	Sonesta Simply Suites Phoenix 11411 North Black Canyon Highway Phoenix, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
5.	Sonesta Select Phoenix Camelback 2101 East Camelback Road Phoenix, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation
6.	Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
7.	Sonesta Select Scottsdale at Mayo Clinic 13444 East Shea Boulevard Scottsdale, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation
8.	Sonesta Simply Suites Phoenix Tempe 1335 West Baseline Road Tempe, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
9.	Sonesta Select Tempe 601 South Ash Avenue Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
10.	Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation

	Trade Name and Street Address	Landlord	Owner	Manager
11.	Sonesta ES Suites Tucson 6477 East Speedway Boulevard Tucson, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation
12.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
13.	Sonesta Simply Suites Anaheim 12901 Garden Grove Blvd Garden Grove, CA	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
14.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
15.	Sonesta ES Suites San Francisco Airport 1350 Huntington Avenue San Bruno, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
16.	Sonesta ES Suites San Diego 11855 Avenue of Industry San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
17.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
18.	Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
19.	Sonesta Simply Suites Orange County Airport 2600 South Red Hill Avenue Santa Ana, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
20.	Sonesta Simply Suites -Silicon Valley Santa Clara 481 El Camino Real Santa Clara, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
21.	Sonesta ES Suites Sunnyvale 900 Hamlin Court Sunnyvale, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation

	Trade Name and Street Address	Landlord	Owner	Manager
22.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
23.	Sonesta ES Suites Wilmington - Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation
24.	Sonesta Simply Suites Clearwater 13231 49th Street North Clearwater, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
25.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
26.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
27.	Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
28.	Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
29.	Sonesta ES Suites Atlanta – Perimeter Center 4601 Ridgeview Road Dunwoody, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
30.	Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
31.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive North Des Moines, IA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
32.	Sonesta Simply Suites Chicago Libertyville 1100 N US Route 45 Libertyville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation

	Trade Name and Street Address	Landlord	Owner	Manager
33.	Sonesta Simply Suites Chicago O’Hare 4021 North Mannheim Road Schiller Park, IL	HPT IHG-2 Properties Trust	SVC Mannheim Road TRS LLC	Sonesta Mannheim Road LLC
34.	Sonesta Simply Suites Chicago Naperville 27 West 300 Warrenville Road Warrenville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
35.	Sonesta Simply Suites Chicago Waukegan 1151 South Waukegan Road Waukegan, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
36.	Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, LA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
37.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation
38.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
39.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, MD	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
40.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
41.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Drive Troy, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
42.	Sonesta Simply Suites Detroit Warren 7010 Convention Boulevard Warren, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
43.	Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation

	Trade Name and Street Address	Landlord	Owner	Manager
44.	Sonesta Simply Suites St. Louis Earth City 3250 Rider Trail South Earth City, MO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
45.	Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
46.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
47.	Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, NJ	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC
48.	Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, NJ	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC
49.	Sonesta Simply Suites Albuquerque 3025 Menaul Boulevard NE Albuquerque, NM	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
50.	Sonesta ES Suites Reno 9845 Gateway Drive Reno, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
51.	Sonesta ES Suites Cincinnati - Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation
52.	Sonesta Simply Suites Columbus Airport 590 Taylor Road Gahanna, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
53.	Sonesta Simply Suites Cleveland North Olmstead 24741 Country Club Boulevard North Olmstead, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
54.	Sonesta Simply Suites Oklahoma City Airport 4400 River Park Drive Oklahoma City, OK	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation

	Trade Name and Street Address	Landlord	Owner	Manager
55.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
56.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
57.	Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
58.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Drive Arlington, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
59.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
60.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
61.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
62.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
63.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
64.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
65.	Sonesta ES Suites San Antonio 425 Bonham Street San Antonio, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation

	Trade Name and Street Address	Landlord	Owner	Manager
66.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, UT	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
67.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
68.	Sonesta ES Suites Vancouver - Portland West 7301 NE 41st Street Vancouver, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation
69.	Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation

SCHEDULE D
MANAGEMENT AGREEMENTS
1.Second Amended, Restated and Consolidated Master Management Agreement for Retained Hotels, dated as of August 1, 2025, by and among Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners, as amended and assigned. [66 Hotels]
2.Amended and Restated Management Agreement, dated as of August 1, 2025, by and between Sonesta Mannheim Road LLC, as manager, and SVC Mannheim Road TRS LLC, as owner. [Sonesta Simply Suites Chicago O’Hare]
3.Second Amended and Restated Management Agreement, dated as of August 1, 2025, by and between Sonesta Gatehall Drive LLC, as manager, and SVC Gatehall Drive TRS LLC, as owner, as amended. [Sonesta ES Suites Parsippany Morris Plains]
4.Amended and Restated Management Agreement, dated as of August 1, 2025, by and between Sonesta Morris Plains LLC, as manager, and SVC Morris Plains TRS LLC, as owner, as amended. [Sonesta Simply Suites Parsippany Morris Plains]